Exhibit 77 (q)(1)



                                    Exhibits

(a)(1) Establishment and Designation of Classes of Shares of Beneficial Interest, $1.00 Par Value (the "Instrument") effective April 29, 2005- filed as an exhibit to Post-Effective Amendment No. 67 to the Registrant's Registration Statement filed on Form N-1A on April 28, 2005 and incorporated herein by reference.